UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DT Cloud Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DT CLOUD STAR ACQUISITION CORPORATION

Office 51, 10 Fl, 31 Hudson Yards

New York, NY 10001

(718) 865-2000

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2025

TO THE SHAREHOLDERS OF DT CLOUD STAR ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting of shareholders (the “Extraordinary General Meeting”) of DT Cloud Star Acquisition Corporation (“DT Cloud Star,” “Company,” “we,” “us” or “our”). The Extraordinary General Meeting will be held:

At:	offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong
On:	December 15, 2025
Time:	10:00 a.m. Eastern Time

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to further amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “trustee”), to lower the monthly extension fee (the “Monthly Extension Fee”) deposited into the trust account (the “Trust Account”) from $75,000 to nil to extend the business combination period (the “Business Combination Period”) from November 26, 2025 to October 26, 2026. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”); and

2.	a proposal to direct, by ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposal (the “Proposal 2” or “Adjournment Proposal”).

Each of the Trust Amendment Proposal and the Adjournment Proposal will be more fully described in the accompanying proxy statement.

Currently, according to our Third Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company has the right to extend the Business Combination Period from November 26, 2025 to October 26, 2026 by depositing $75,000 for each one month extended. The purpose of the Trust Amendment Proposal is to allow DT Cloud Star to conserve sufficient funds for the business combination. Our Board has determined that it is in the best interests of our shareholders to lower the monthly extension fee to nil for all remaining public shares.

Holders (“public shareholders”) of DT Cloud Star’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Trust Amendment Proposal (the “Redemption Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of DT Cloud Star’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by the Third Amended and Restated Memorandum and Articles of Association and DT Cloud Star also believes that such redemption right protects DT Cloud Star’s public shareholders from having to sustain their investments for an unreasonably long period if DT Cloud Star fails to find a suitable acquisition in the timeframe initially contemplated by its Third Amended and Restated Memorandum and Articles of Association. If the Trust Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [*], 2025, there was approximately $[*] in the trust account, representing a per share pro rata amount of approximately $[*]. The closing price of DT Cloud Star’s shares on [*], 2025 was $[*]. DT Cloud Star cannot assure shareholders that they will be able to sell their shares of DT Cloud Star in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If the Trust Amendment Proposal is not approved and we do not consummate a business combination within the extended period on or before October 26, 2026 in accordance with our Third Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the trust account.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the Extraordinary General Meeting if there are one or more shareholders representing not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy. The affirmative vote of sixty-five percent (65%) of the Company’s ordinary shares entitled to vote which are present in person or by proxy at the Extraordinary General Meeting will be required to approve the Trust Amendment Proposal. The affirmative vote of a simple majority of the then outstanding ordinary shares of the Company will be required to approve the Adjournment Proposal.

Our Board has fixed the close of business on November 21, 2025 (the “Record Date”) as the record date for determining DT Cloud Star shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares of DT Cloud Star on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of DT Cloud Star and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: [*], 2025

By Order of the Board of Directors

Sam Zheng Sun
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on December 15, 2025: This Notice of Extraordinary General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

DT CLOUD STAR ACQUISITION CORPORATION

Office 51, 10 Fl, 31 Hudson Yards

New York, NY 10001

(718) 865-2000

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2025

PROXY STATEMENT

The Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of DT Cloud Star Acquisition Corporation (“DT Cloud Star,” “Company,” “we,” “us” or “our”), a Cayman Islands business company, will be held:

At:	offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong
On:	December 15, 2025
Time:	10:00 a.m. Eastern Time

The Extraordinary General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	a proposal to further amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “trustee”), to lower the monthly extension fee (the “Monthly Extension Fee”) deposited into the trust account (the “Trust Account”) from $75,000 to nil to extend the business combination period (the “Business Combination Period”) from November 26, 2025 to October 26, 2026. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”); and

2.	a proposal to direct, by ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposal (the “Proposal 2” or “Adjournment Proposal”).

Currently, according to our Third Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company has the right to extend the Business Combination Period from November 26, 2025 to October 26, 2026 by depositing $75,000 for each one month extended. The purpose of the Trust Amendment Proposal is to allow DT Cloud Star to conserve sufficient funds for the business combination. Our Board has determined that it is in the best interests of our shareholders to lower the monthly extension fee to nil for all remaining public shares.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the Extraordinary General Meeting if there are one or more shareholders representing not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy. The affirmative vote of sixty-five percent (65%) of the Company’s ordinary shares entitled to vote which are present in person or by proxy at the Extraordinary General Meeting will be required to approve the Trust Amendment Proposal. The affirmative vote of a simple majority of the then outstanding ordinary shares of the Company will be required to approve the Adjournment Proposal.

Holders (“public shareholders”) of DT Cloud Star’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Trust Amendment Proposal (the “Redemption Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of DT Cloud Star’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by DT Cloud Star’s Third Amended and Restated Memorandum and Articles of Association and DT Cloud Star also believes that such redemption right protects DT Cloud Star’s public shareholders from having to sustain their investments for an unreasonably long period if DT Cloud Star fails to find a suitable acquisition in the timeframe initially contemplated by its Third Amended and Restated Memorandum and Articles of Association. If the Trust Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

If the Trust Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Trust Amendment Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two (2) business days prior to the Extraordinary General Meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before October 26, 2026. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through October 26, 2026.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the trust account in connection with the Redemption Election will reduce the amount held in the trust account following the redemption. In such event, DT Cloud Star may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Trust Amendment Proposal is not approved and we do not consummate a business combination within the extended period on or before October 26, 2026 in accordance with our Third Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account, pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. The Company undertakes that applicable excise tax and dissolution expense shall be paid by the Sponsor, and not out from the Company’s Trust Account. Any redemption of public shareholders from the Trust Account shall be effected automatically by function of our Third Amended and Restated Memorandum and Articles of Association prior to any voluntary winding up. If we are required to windup, liquidate the Trust Account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the Cayman Islands (as amended). In that case, investors may be forced to wait beyond October 26, 2026, before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to October 26, 2026. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our initial business combination prior to October 26, 2026.

Redemption Rights

If the Trust Amendment Proposal is approved, the Company will provide the public shareholders making the Redemption Election, the opportunity to receive, at the time the Trust Amendment Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. DT Cloud Star has provided that all holders of Public Shares, whether they vote for or against the Trust Amendment Proposal, or whether they were holders of DT Cloud Star ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Extraordinary General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by October 26, 2026.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE TRUST AMENDMENT PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Trust Amendment Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to the Company’s transfer agent at least two (2) business days prior to the vote for the Trust Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Trust Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Trust Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a public shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Trust Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Trust Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Trust Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. The closing price of DT Cloud Star’s shares on [*], 2025 was $[*].

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. If the Trust Amendment Proposal is not approved or if it is abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

You are also being asked to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Extraordinary General Meeting is November 21, 2025. Record holders of DT Cloud Star ordinary shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were [*] outstanding ordinary shares of DT Cloud Star. DT Cloud Star’s rights do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [*], 2025 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on December 15, 2025 at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof, at offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●	a proposal to further amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “trustee”), to lower the monthly extension fee (the “Monthly Extension Fee”) deposited into the trust account (the “Trust Account”) from $75,000 to nil to extend the business combination period (the “Business Combination Period”) from November 26, 2025 to October 26, 2026. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”); and

●	a proposal to direct, by ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposal (the “Proposal 2” or “Adjournment Proposal”).

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Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Q. Why is the Company proposing the Trust Amendment Proposal?	A.

Currently, according to our Third Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company has the right to extend the Business Combination Period from November 26, 2025 to October 26, 2026 by depositing $75,000 for each one month extended.

The purpose of the Trust Amendment Proposal is to provide the Company the right to extend the date on which to commence liquidating the Trust Account from November 26, 2025 to October 26, 2026 without depositing any extension fee for remaining public shares.

Q. Why should I vote for the Trust Amendment Proposal?	A.

The Trust Amendment will provide the Company with financial flexibility when DT Cloud Start is looking for suitable targets for the subsequent business combination. Our Board has determined that it is in the best interests of our shareholders to approve the Trust Amendment to adjust the Company’s focus on securing the high-quality acquisition without the financial pressure of monthly extension payments.

We also believe that besides DT Cloud Star’s expenditure of time and effort on the potential business combinations with the targets it has identified, conserving sufficient funds strengthens DT Cloud Star’s negotiation position with potential target companies. This demonstrates DT Cloud Star’s financial stability and long-term commitment, allowing the Company to pursue acquisition based on their strategic merit rather than an arbitrary timeline pressured by mounting costs. Accordingly, we believe the Trust Amendment is consistent with DT Cloud Star’s Third Amended and Restated Memorandum and Articles of Association and IPO prospectus.

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Q. How do the DT Cloud Star insiders intend to vote their shares?	A.

All of DT Cloud Star’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of all proposals.

DT Cloud Star’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 1,725,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by DT Cloud Star’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, DT Cloud Star’s sponsor beneficially owned and were entitled to vote 1,725,000 founder shares and 206,900 private placement units, representing approximately [*]% of DT Cloud Star’s issued and outstanding ordinary shares.

DT Cloud Star’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of DT Cloud Star may be voted in favor of the Trust Amendment Proposal.

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Q. What happens if the Trust Amendment is not approved?	A.	If the Trust Amendment Proposal is not approved, we retain the right to complete an business combination by October 26, 2026 by depositing into the Trust Account $75,000 for all remaining public shares for each one-month extension from November 26, 2025.

Q. If the Trust Amendment Proposal is approved, what happens next?	A.

If the Trust Amendment Proposal is approved, the Company will have until the October 26, 2026 to complete its initial business combination without the payment of Monthly Extension Fee.

If the Trust Amendment Proposal is approved, we will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before October 26, 2026 .

If the Trust Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. We cannot predict the amount that will remain in the Trust Account if the Trust Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the current amount that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Also, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of DT Cloud Star’s ordinary shares held by DT Cloud Star’s officers, directors, initial shareholders and their affiliates.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Extraordinary General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Karen Smith at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com . The Company has agreed to pay $8,500 a fee and expenses, for its services in connection with the Extraordinary General Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to DT Cloud Star’s Secretary prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Office 51, 10 Fl, 31 Hudson Yards, Atten: Secretary.

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Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposal 1 and 2 are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have no effect on the Trust Amendment Proposal and the Adjournment Proposal.

Q. What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the Extraordinary General Meeting if there are one or more shareholders representing not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Extraordinary General Meeting online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q. Who can vote at the Extraordinary General Meeting?	A.

Only holders of record of DT Cloud Star’s ordinary shares at the close of business on November 21, 2025 (the “Record Date”) are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, [*] ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with DT Cloud Star’s transfer agent, VStock Transfer LLC, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Trust Amendment Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that Proposal 1 and Proposal 2 are fair to and in the best interests of DT Cloud Star and its shareholders. The Board recommends that DT Cloud Star’s shareholders vote “FOR” Proposal 1 and Proposal 2.

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Q. What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	DT Cloud Star’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Trust Amendment Proposal — Interests of DT Cloud Star’s Sponsor, Directors and Officers.”

Q. What do I need to do now?	A.	DT Cloud Star urges you to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the proposals will affect you as an DT Cloud Star shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A.

If you are a holder of record of DT Cloud Star Public Shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

If your shares of DT Cloud Star are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?	A.

If the Trust Amendment Proposal is approved, each public shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by October 26, 2026.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to VStock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York, NY 11598, at least two business days prior to the Extraordinary General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Extraordinary General Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your DT Cloud Star shares.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

DT Cloud Star Acquisition Corporation

Office 51, 10 Fl, 31 Hudson Yards

New York, NY 10001

(718) 865-2000

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

6

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and DT Cloud Star’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to DT Cloud Star or any person acting on DT Cloud Star’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, DT Cloud Star undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company incorporated in the Cayman Islands on November 29, 2022 as an exempted company with limited liability. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

In November 2022, March 2023 and January 2024, an aggregate of 1,725,000 initial shares were issued to our initial shareholders for an aggregate purchase price of $25,000, or approximately $0.014 per share.

On July 26, 2024, we consummated the initial public offering of 6,900,000 units, which includes the exercise in full by the underwriters of their over-allotment option to purchase up to an additional 900,000 units on July 25, 2024. Each unit consists of one ordinary share and one right. Each nine rights entitle the holder thereof to receive one ordinary share at the closing of a business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $69,000,000. Simultaneously with the closing of our initial public offering on July 26, 2024, we consummated the private placement with DT Cloud Star Management Limited, our sponsor, of 206,900 units at a price of $10.00 per private unit, generating total gross proceeds of $2,069,000. A total of $69,000,000 of the net proceeds from our initial public offering were deposited in a trust account established for the benefit of our public shareholders, with Wilmington Trust National Association acting as trustee.

Our sponsor owns approximately [*]% of our issued and outstanding ordinary shares as of [*], 2025. The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the Trust Account. As of [*], 2025, there was approximately $[*] in the trust account.

On the Record Date, [*] ordinary shares were issued and outstanding. The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the Company, computed by reference to the closing sales price for the ordinary shares on [*], 2025, as reported on The Nasdaq Capital Market, was approximately $[*].

The mailing address of DT Cloud Star’s principal executive office is Office 51, 10 Fl, 31 Hudson Yards, New York, NY 10001, and its telephone number is (718) 865-2000.

You are not being asked to vote on a business combination at this time. If the Trust Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by November 26, 2025.

7

RISK FACTORS

Shareholders should carefully consider the following risk factors, together with other risk factors disclosed in Company’s annual report on Form 10-K filed on March 31, 2025 and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

The fact that our sponsor is, is controlled by, and has substantial ties with a non-U.S. person could impact our ability to complete our initial business combination.

DT Cloud Star Acquisition Corporation is incorporated in the Cayman Islands and headquartered in New York. Due to its offshore registration and potential foreign ownership structure, the Company may be considered a “foreign person” under U.S. regulations.

In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the cash held in the trust account, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

8

PROPOSAL 1: THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal would amend our existing Trust Agreement, providing the Company with the right to lower the Monthly Extension Fee deposited into the Trust Account from $75,000 to nil to extend the Business Combination Period from November 26, 2025 to October 26, 2026. The complete text of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

If the Trust Amendment Proposal is not approved and we do not consummate a business combination within the extended period on or before October 26, 2026 in accordance with our Third Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the Trust Account shall be effected automatically by function of our Third Amended and Restated Memorandum and Articles of Association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the Cayman Islands (as amended). In that case, investors may be forced to wait beyond October 26, 2026 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

You are not being asked to vote on a business combination at this time. If the Trust Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by October 26, 2026.

If the Trust Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and DT Cloud Star’s net asset value based on the number of shares that seek redemption. DT Cloud Star cannot predict the amount that will remain in the trust account if the Trust Amendment Proposal is approved.

The Board’s Reasons for the Trust Amendment Proposal

The Trust Amendment Proposal is to provide the Company the right to extend the date on which to commence liquidating the Trust Account from November 26, 2025 to October 26, 2026 without depositing any extension fee for remaining public shares. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment Proposal is a condition to the implementation of the amendment.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is fair to, and in the best interests of, DT Cloud Star and its shareholders. The Board has approved and declared advisable adoption of the Trust Amendment Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

9

Interests of DT Cloud Star’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our sponsor holds 1,725,000 founder shares and 206,900 private placement units that would expire worthless if a business combination is not consummated;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

All of the current members of our Board are expected to continue to serve as directors of the Company at least through the date of the Extraordinary General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

The affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company will be required to approve the Trust Amendment Proposal.

All of DT Cloud Star’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Trust Amendment Proposal. On the Record Date, the sponsor of DT Cloud Star beneficially owned and was entitled to vote 1,931,900 ordinary shares of DT Cloud Star representing approximately [*]% of DT Cloud Star’s issued and outstanding ordinary shares.

In addition, DT Cloud Star’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of DT Cloud Star in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any shares of DT Cloud Star held by affiliates will be voted in favor of the Trust Amendment Proposal. As the Trust Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Amendment Proposal is as follows:

“RESOLVED by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company that, the proposed amendment to the Trust Agreement attached to the proxy statement as Annex A be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

The Board recommends that you vote “FOR” the Trust Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

10

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Trust Amendment Proposal. If the Adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Trust Amendment Proposal .

Required Vote

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares present in person or by proxy and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Trust Amendment Proposal. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED by an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

11

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of DT Cloud Star’s shareholders will be held at 10:00 a.m., Eastern Time on December 15, 2025 in offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned DT Cloud Star ordinary shares at the close of business on November 21, 2025, the Record Date for the Extraordinary General Meeting. You will have one (1) vote per proposal for each DT Cloud Star share you owned at that time. DT Cloud Star rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of sixty-five percent (65%) of the Company’s ordinary shares entitled to vote which are present in person or by proxy at the Extraordinary General Meeting will be required to approve the Trust Amendment Proposal. The affirmative vote of a simple majority of the then outstanding ordinary shares of the Company will be required to approve the Adjournment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As proposals 1 and 2 are not “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposals 1 and 2.

At the close of business on the Record Date, there were [*] issued and outstanding ordinary shares of DT Cloud Star each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Trust Amendment Proposal approved, you should vote against such Proposal. If you want to obtain your pro rata portion of the trust account in the event the Trust Amendment is approved, which will be paid within ten (10) business days after the Extraordinary General Meeting which is scheduled for December 15, 2025 (Eastern Time), you must demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Karen Smith at (877) 870-8565 (toll free). The Company has agreed to pay Advantage a fee of $8,500 and expenses, for its services in connection with the Extraordinary General Meeting.

12

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of DT Cloud Star’s ordinary shares as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the Record Date, there were a total of [*] ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Adress of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
DT Cloud Star Management Limited (our sponsor)(2)	1,931,900	21.7%
Sam Zheng Sun (3)	—	—
Kenneth Lam (3)	—	—
Jiayi Liang (3)	—	—
Shaoke Li (3)	—	—
Longjiao Li (3)	—	—
Chi Zhang(3)
All directors and executive officers (five individuals) as a group	—	—
All initial shareholders as a group	1,959,500	21.9%
All other five percent (5%) shareholders
Wolverine Asset Management LLC(4)	537,949	6.0%
Hudson Bay Capital Management LP(5)	546,000	6.1%
Goldman Sachs & Co. LLC(6)	536,967	6.0%
Mizhuo Financial Group, Inc. (7)	800,000	9.0%
Ramya Rao(8)	700,000	6.2%
Westchester Capital Management, LLC(9)	606,893	6.96%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o DT Cloud Star Acquisition Corporation, Floors 1 through 3, 175 Pearl Street, Brooklyn, New York 11201.

(2)	Represents shares held by DT Cloud Star Management Limited, our sponsor. The address for our sponsor is 300 Cadman Plaza West, 12th Floor, Brooklyn NY 11201.

(3)	Such individual does not beneficially own any of our ordinary shares.

(4)	Wolverine Asset Management LLC (“WAM”) holds 6.0% of the outstanding shares of DT Cloud Star Acquisition Corporation. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, Mr. Gust, and WTP have voting and disposition power over 537,949 Ordinary Shares. The address for each of WAM, Wolverine Holdings, and WTP is 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

(5)	Hudson Bay Capital Management LP holds 6.1% of the outstanding shares of DT Cloud Star Acquisition Corporation. Hudson Bay Capital Management LP serves as the investment manager to HB Strategies LLC, in whose name the securities reported herein are held. As such, Hudson Bay Capital Management LP may be deemed to be the beneficial owner of all ordinary shares held by HB Strategies LLC. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Mr. Gerber disclaims beneficial ownership of these securities. The address for each of Hudson Bay Capital Management LP, Hudson Bay Capital GP LLC and Mr. Gerber is 290 Harbor Dr., Stamford, CT 06902.

(6)	Goldman Sachs & Co. LLC holds 6.0% of the outstanding shares of DT Cloud Star Acquisition Corporation. The Goldman Sachs Group, Inc may be deemed to be indirect beneficial owners of the said equity shares directly held by Goldman Sachs & Co. LLC. The address for each of Goldman Sachs & Co. LLC and The Goldman Sachs Group, Inc is 200 West Street New York, NY 10282.

(7)	Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC, which is their wholly-owned subsidiary and holds 7.8% of the outstanding shares of DT Cloud Star Acquisition Corporation. The address for Mizuho Financial Group, Inc. is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan

(8)	Pursuant to a schedule 13G filed by the reporting person. The address of the reporting person is 1 Churchill Place, London - E14 5HP.

(9)	Pursuant to a schedule 13G filed by Westchester Capital Management, LLC, a Delaware limited liability company, Virtus Investment Advisers, LLC, a Delaware limited liability company, and The Merger Fund, a Massachusetts business trust. The address of Westchester Capital Management, LLC is 100 Summit Lake Drive, Valhalla, NY 10595. The address of Virtus Investment Advisers, LLC is One Financial Plaza, Hartford, CT 06103. The address of Merger Fund is 101 Munson Street, Greenfield, MA 01301-9683.

13

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, DT Cloud Star and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of DT Cloud Star’s proxy statement. Upon written or oral request, DT Cloud Star will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that DT Cloud Star deliver single copies of such documents in the future. Shareholders may notify DT Cloud Star of their requests by calling or writing DT Cloud Star at DT Cloud Star’s principal executive offices at Office 51, 10 Fl, 31 Hudson Yards, New York, NY 10001, (718) 865-2000.

WHERE YOU CAN FIND MORE INFORMATION

DT Cloud Star files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. DT Cloud Star files its reports, proxy statements and other information electronically with the SEC. You may access information on DT Cloud Star at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

DT Cloud Star Acquisition Corporation

Office 51, 10 Fl, 31 Hudson Yards

New York, NY 10001

(718) 865-2000

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than December 8, 2025.

14

ANNEX A

AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of November [*] , 2025, to the Investment Management Trust Agreement (as defined below) is made by and between DT Cloud Star Acquisition Corporation, a British Virgin Island corporation (the “Company”), Wilmington Trust National Association, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated July 24, 2024 (the “Trust Agreement”); and

WHEREAS, at a Shareholders Meeting of the Company held on December 15, 2025 (Eastern Time), the Company’s shareholders approved a proposal to further amend the Trust Agreement to provide the Company the right to extend the date on which to commence liquidating the Trust Account from November 26, 2025 to October 26, 2026 without depositing any extension fee for remaining public shares (the “Extension Payment”).

NOW THEREFORE, IT IS AGREED:

1. Preamble. The forth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, as described Registration Statement and in its Third Amended and Restated Memorandum and Articles of Association, the Company’s ability to complete a business combination may be extended to October 26, 2026 without depositing any extension fee for remaining public shares (the “Extension Payment”) to the Trust Account.”

2. Section 1(i) is hereby amended and restated to read as follows:

Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), in coordination with the Company and VStock, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable, other than applicable excise tax which shall be paid by the Company out of the Trust Account), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) October 26, 2026, and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) (as applicable, the “Last Date”), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable, other than applicable excise tax which shall be paid by the Company out of the Trust Account) shall be distributed to the Public Shareholders of record as of such date as reflected in the records of VStock; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

Annex A-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

DT CLOUD STAR ACQUISITION CORPORATION

By:
Name:	Sam Zheng Sun
Title:	Chief Executive Officer

Wilmington Trust, National Association, as Trustee

By:
Name:
Title:

VStock Transfer LLC

By:
Name:
Title:

Annex A-2

PROXY

DT CLOUD STAR ACQUISITION CORPORATION

Office 51, 10 Fl, 31 Hudson Yards

New York, NY 10001

(718) 865-2000

EXTRAORDINARY MEETING OF SHAREHOLDERS

DECEMBER 15, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD AT 10:00 A.M. EASTERN TIME DECEMBER 15, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November [__], 2025, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at 10:00 a.m. Eastern Time on December 15, 2025 in the offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong and hereby appoints Sam Zheng Sun and Kenneth Lam, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of DT Cloud Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PROPOSAL 1: Trust Amendment Proposal.

As the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, to further amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024 entered into by the Company and Wilmington Trust, National Association, as trustee, to lower the monthly extension fee (the “Monthly Extension Fee”) deposited into the trust account (the “Trust Account”) from $75,000 to nil to extend the business combination period (the “Business Combination Period”) from November 26, 2025 to October 26, 2026. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Adjournment Proposal

As an ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal 1.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO WILMINGTON TRUST NATIONAL ASSOCIATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL HAVE NO EFFECT ON THE PROPOSALS 1 AND 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.